Other Operating Gains (Losses), Net	12 Months Ended
Dec. 31, 2024
Other Operating Gains (Losses), Net [Abstract]
OTHER OPERATING GAINS (LOSSES), NET

7. OTHER OPERATING GAINS (LOSSES), NET

For the years ended December 31,	2024	2023	2022
Gain (loss) on disposal of assets	$(534)	$59	$7
Gain on disposal of subsidiaries	2,620	—	—
C-band clearing income	—	344,892	—
Impairment	(267,017)	(79,740)	—
Other	—	(212)	—
Other operating gains (losses), net	$(264,931)	$264,999	$7

Gain on disposal of subsidiaries

In August 2024, Telesat sold its interest in wholly-owned subsidiaries, Infosat Communications LP and Infosat Communications GP, to a third party. Proceeds of $5.6 million included the purchase price of $3.25 million and a working capital adjustment of $2.3 million.

Cash flows associated with the disposal in the year ended December 31, 2024 was $3.6 million. This balance consisted of $5.3 million consideration received, net of cash previously held in the subsidiaries of $1.7 million.

Summarized financial information relating to the disposal of the subsidiaries is shown below:

December 31, 2024
Net proceeds, including working capital adjustments	$5,597
Carrying value
Assets	3,759
Liabilities	(782)
2,977
Gain on disposal	$2,620

C-Band Clearing

In 2020, the United States Federal Communications Commission (“FCC”) adopted a Report and Order in connection with the clearing of a 300 MHz band of C-Band downlink spectrum between 3,700 and 4,000 MHz by December 5, 2025 to support the deployment of terrestrial 5G services in the United States (“Report and Order”).

The Report and Order included a provision for an accelerated version of the C-Band spectrum clearing deadlines as follows:

•        Phase I:    to clear 120 megahertz (3.7 – 3.82 Ghz) by December 5, 2021; and

•        Phase II:    to clear remaining 180 megahertz (3.82 – 4.0 Ghz) by December 5, 2023.

The Report and Order also provided for reimbursement of reasonable relocation costs to those who are able to meet the deadline of December 5, 2025.

In May 2020, the Company officially committed to the accelerated version of the C-Band clearing program. An amount of $108.5 million (US$84.8 million) was recognized during the year ended December 31, 2021, relating to Phase I accelerated clearing of the C-band spectrum. Of this balance, $42.9 million was received in 2021 with the remaining payments received in 2022.

In June 2023, the Company filed certification of accelerated relocation relating to Phase II. The FCC received no challenges and on June 30, 2023, issued an order validating the certification. An amount of US$259.6 million was received during the year ended December 31, 2023, relating to Phase II accelerated clearing of the C-band spectrum. As of December 31, 2023, the Company fulfilled all requirements of the program and all clearing proceeds have been received.

Impairment

Indefinite life intangible assets are tested for impairment at the individual CGU level. In the case of orbital slots, the CGU is based on geography. During the year ended December 31, 2024, as a result of impairment testing of the geographical CGUs, an impairment of $191.0 million was recorded against intangible assets (December 31, 2023 — $66.0 million) (Note 17) and an impairment of $36.3 million was recorded against satellites, property and other equipment (December 31, 2023 — $13.8 million) (Note 16). Further, an impairment of $39.7 million relating to one of the satellites (Telstar 18 VANTAGE) was also recorded against satellites, property and other equipment (Note 16).